Exhibit 99.1

UNION PACIFIC REPORTS RECORD THIRD QUARTER EARNINGS

Operating Income Gains 56 Percent

FOR IMMEDIATE RELEASE:

OMAHA, Neb., October 19, 2006

•	Third quarter 2006 commodity revenue was an all-time quarterly record of $3.8 billion, up 15 percent.

•	Operating income increased 56 percent to an all-time quarterly record of $752 million.

•	Third quarter 2006 operating ratio improved by 5.0 points versus third quarter 2005 to 81.1 percent.

Union Pacific Corporation (NYSE: UNP) today reported third quarter 2006 net income of $420 million or $1.54 per diluted share. Last year’s third quarter net income was $369 million, or $1.38 per diluted share, which included a non-cash income tax expense reduction of $118 million after-tax, or $.44 per diluted share. Excluding the tax item, third quarter 2005 net income would have been $251 million or $.94 per diluted share. Comparing 2006 to 2005 results without the tax item, net income increased 67 percent and diluted earnings per share grew 64 percent. Operating income during the third quarter of 2006 was $752 million, up from $481 million reported in the third quarter of 2005.

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“Quarterly operating revenue and income were the best ever in the history of the Railroad,” said Jim Young, President and Chief Executive Officer. “This quarter marks the sixth consecutive quarter of operating income growth. Unlike last year’s results, which were affected by hurricanes, this quarter we converted the demand for our services and greater operational efficiency into strong performance.”

2006 Third Quarter Summary

•	Operating revenue set an all-time quarterly record, growing 15 percent to $4.0 billion compared to $3.5 billion in the third quarter 2005. Five of six business teams achieved all-time record results in the quarter. The sixth business team, Automotive, posted its best third quarter ever.

•	Operating ratio improved 5.0 points versus the third quarter 2005 to 81.1 percent.

•	The Railroad’s average quarterly fuel price increased 21 percent from $1.88 per gallon in 2005 to $2.27 per gallon in the third quarter of 2006. The fuel surcharge recovered approximately 89 percent of the cost in excess of the Railroad’s $.75 per gallon base fuel price.

•	The Company’s fuel consumption rate, as measured by gallons per thousand gross ton-miles, was a best ever-quarterly rate of 1.26 versus 1.27 in the third quarter 2005.

•	While quarterly carload volume grew 3 percent, average terminal dwell, as reported to the Association of American Railroads, improved 7 percent year-over-year to 26.2 hours and average third quarter train speed decreased only slightly to 21.3 mph from 21.6 mph in 2005.

•	Union Pacific settled all insurance claims related to the 2005 January West Coast Storm, which reduced operating expense by $23 million in the third quarter 2006.

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Third Quarter Railroad Commodity Revenue Summary versus 2005

-	Agricultural up 19 percent

-	Energy up 17 percent

-	Industrial Products up 15 percent

-	Chemicals and Intermodal each up 14 percent

-	Automotive up 10 percent

Looking Forward

“We are optimistic about the fourth quarter,” Young said. “We anticipate that continued revenue growth and operational improvements will be converted into strong bottom line results.”

Non-GAAP Reconciliation

The third quarter 2005 adjusted net income of $251 million and diluted earnings per share of $.94, which excludes the income tax expense reduction, are non-GAAP measures. Management believes these measures provide an alternative presentation of results that more accurately reflect on-going Company operations, without the distorting effect of the income tax expense reduction. These measures should be considered in addition to, not as a substitute for, net income and diluted earnings per share. The following table reconciles third quarter 2005 net income and diluted earnings per share, excluding the income tax expense reduction, to net income and diluted earnings per share:

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Dollars in millions, except per share amounts

	Third Quarter
	2006	2005	Pct Chg
Net Income
As reported	$420	$369	14%
Income Tax Expense Reduction	—	(118)	—

Adjusted	$420	$251	67%

Diluted EPS
As reported	$1.54	$1.38	12%
Income Tax Expense Reduction	—	(0.44)	—

Adjusted	$1.54	$0.94	64%

Union Pacific Corporation owns one of America’s leading transportation companies. Its principal operating company, Union Pacific Railroad, links 23 states in the western two-thirds of the country and serves the fastest-growing U.S. population centers. Union Pacific’s diversified business mix includes Agricultural Products, Automotive, Chemicals, Energy, Industrial Products and Intermodal. The railroad offers competitive long-haul routes from all major West Coast and Gulf Coast ports to eastern gateways. Union Pacific connects with Canada’s rail systems and is the only railroad serving all six major gateways to Mexico, making it North America’s premier rail franchise.

Supplemental financial information is attached.

Additional information is available at our Web site: www.up.com. Our contact for investors is Jennifer Hamann at (402) 544-4227. Our media contact is Kathryn Blackwell at (402) 319-4288 or (402) 544-3753.

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This press release and related materials may contain statements about the Corporation’s future that are not statements of historical fact. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements include, without limitation, information or statements regarding: expectations as to continued or increasing demand for rail transportation services; expectations regarding operational improvements, including the effectiveness of network management initiatives that have been or will be implemented to improve system velocity, productivity, customer service and shareholder returns; expectations as to increased returns, cost savings, revenue growth and earnings; expectations regarding fuel price and our ability to mitigate fuel costs; the time by which certain objectives will be achieved, including expected improvements in velocity, operating efficiencies and implementation of network management initiatives; estimates of costs relating to environmental remediation and restoration; proposed new products and services; expectations that claims, lawsuits, environmental costs, commitments, contingent liabilities, labor negotiations or agreements, or other matters will not have a material adverse effect on our consolidated financial position, results of operations or liquidity; and statements concerning projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial and operational results, and future economic performance; and statements of management’s beliefs, expectations, goals and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved. Forward-looking information, including expectations as to operational, service and network fluidity improvements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.

Important factors that could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to: whether the Corporation and its subsidiaries are fully successful in implementing their financial and operational initiatives, including those plans and management initiatives to improve system velocity and network performance or otherwise improve operations; the impact of ongoing track maintenance and restoration work being performed in the Southern Powder River Basin of Wyoming; the outcome of claims and litigation, including those related to environmental contamination, personal injuries, and occupational illnesses arising from hearing loss, repetitive motion and exposure to asbestos and diesel fumes; legislative and regulatory developments, including possible enactment of initiatives to re-regulate the rail industry; the impact of a rail accident involving the release of hazardous materials; natural events such as severe weather, fire, floods, hurricanes and earthquakes; changes in fuel prices or changes to our ability to recover fuel costs; changes in labor costs, labor stoppages, and the availability of qualified personnel required for our operations; industry competition, conditions, performance and consolidation; legislative, regulatory and legal developments involving taxation, including enactment of new federal or state income tax rates, revisions of controlling authority and the outcome of tax claims and litigation; changes in securities and capital markets; the effects of adverse general economic conditions, both within the United States and globally; any adverse economic or operational repercussions from terrorist activities and any governmental response thereto; and war or risk of war. More information regarding risk factors is available in the Corporation’s Annual Report on Form 10-K for 2005, which was filed with the SEC on February 24, 2006. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on the website is not, and should not be construed to be, incorporated by reference herein.

UNION PACIFIC CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

Periods Ended September 30

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	Third Quarter			Year-to-Date
	2006	2005	Pct Chg	2006	2005	Pct Chg
Operating Revenues	$3,983	$3,461	15	$11,616	$9,957	17
Operating Expenses
Salaries, Wages, and Employee Benefits	1,161	1,093	6	3,430	3,267	5
Fuel and Utilities	821	673	22	2,307	1,809	28
Equipment and Other Rents	371	356	4	1,109	1,049	6
Depreciation	311	294	6	922	875	5
Materials and Supplies	178	140	27	520	403	29
Purchased Services and Other	389	424	(8)	1,254	1,292	(3)

Total Operating Expenses	3,231	2,980	8	9,542	8,695	10

Operating Income	752	481	56	2,074	1,262	64
Other Income - Net	22	42	(48)	61	91	(33)
Interest Expense	(119)	(124)	(4)	(359)	(384)	(7)

Income Before Income Taxes	655	399	64	1,776	969	83
Income Tax Expense	(235)	(30)	U	(655)	(239)	U

Net Income	$420	$369	14	$1,121	$730	54

Basic Earnings Per Share	$1.56	$1.40	11	$4.17	$2.78	50
Diluted Earnings Per Share	$1.54	$1.38	12	$4.13	$2.75	50

October 19, 2006	(1)

UNION PACIFIC RAILROAD

REVENUE DETAIL

Periods Ended September 30

(Unaudited)

	Third Quarter			Year-to-Date
	2006	2005	Pct Chg	2006	2005	Pct Chg
Commodity Revenue (000):
Agricultural	$596,532	$501,689	19	$1,724,864	$1,412,852	22
Automotive	328,133	299,345	10	1,079,441	921,616	17
Chemicals	540,143	473,622	14	1,577,719	1,373,040	15
Energy	763,680	650,913	17	2,195,311	1,948,133	13
Industrial Products	830,461	723,813	15	2,428,832	2,072,633	17
Intermodal	743,099	652,259	14	2,081,022	1,773,775	17

Total	$3,802,048	$3,301,641	15	$11,087,189	$9,502,049	17

Revenue Carloads:
Agricultural	226,376	224,393	1	685,748	655,405	5
Automotive	191,303	185,804	3	625,932	588,442	6
Chemicals	228,263	230,425	(1)	680,587	693,652	(2)
Energy	583,914	545,887	7	1,709,229	1,645,344	4
Industrial Products	371,214	384,702	(4)	1,124,132	1,140,207	(1)
Intermodal	907,759	861,617	5	2,586,505	2,400,970	8

Total	2,508,829	2,432,828	3	7,412,133	7,124,020	4

Average Revenue per Car:
Agricultural	$2,635	$2,236	18	$2,515	$2,156	17
Automotive	1,715	1,611	6	1,725	1,566	10
Chemicals	2,366	2,055	15	2,318	1,979	17
Energy	1,308	1,192	10	1,284	1,184	8
Industrial Products	2,237	1,881	19	2,161	1,818	19
Intermodal	819	757	8	805	739	9

Total	$1,515	$1,357	12	$1,496	$1,334	12

October 19, 2006	(2)

UNION PACIFIC CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

As of September 30, 2006 and December 31, 2005

(Dollars in Millions)

(Unaudited)

	September 30, 2006	December 31, 2005
Assets:
Cash and Cash Equivalents	$719	$773
Other Current Assets	1,646	1,552
Investments	858	806
Properties - Net	32,644	31,975
Other Assets	505	514

Total	$36,372	$35,620

Liabilities and Shareholders’ Equity:
Current Portion of Long Term Debt	$393	$656
Other Current Liabilities	2,710	2,728
Long Term Debt	6,657	6,760
Deferred Income Taxes	9,582	9,482
Other Long Term Liabilities	2,260	2,287
Common Shareholders’ Equity	14,770	13,707

Total	$36,372	$35,620

October 19, 2006	(3)

UNION PACIFIC CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Nine Months Ended September 30

(Dollars in Millions)

(Unaudited)

	2006	2005
Operating Activities:
Net Income	$1,121	$730
Depreciation	922	875
Deferred Income Taxes	143	152
Other - Net	(207)	(62)

Cash Provided by Operating Activities	1,979	1,695

Investing Activities:
Capital Investments	(1,695)	(1,676)
Other - Net	129	58

Cash Used in Investing Activities	(1,566)	(1,618)

Financing Activities:
Dividends Paid	(241)	(235)
Debt Repaid	(371)	(662)
Other - Net	145	180

Cash Used in Financing Activities	(467)	(717)

Net Change in Cash and Cash Equivalents	$(54)	$(640)

October 19, 2006	(4)

APPENDIX

UNION PACIFIC CORPORATION

OPERATING AND FINANCIAL STATISTICS

Periods Ended September 30

(Unaudited)

	Third Quarter				Year-to-Date
	2006	2005	Pct Chg		2006	2005	Pct Chg
Operating Statistics:
Revenue Carloads (Thousands)	2,509	2,433	3		7,412	7,124	4
Revenue Ton-Miles (Billions)	141.7	138.2	3		424.4	412.5	3
Gross Ton-Miles (GTMs) (Billions)	270.0	263.4	3		805.1	781.8	3
Operating Margin	18.9%	13.9%	5.0	pt	17.9%	12.7%	5.2	pt
Operating Ratio	81.1%	86.1%	(5.0	) pt	82.1%	87.3%	(5.2	) pt
Average Employees	51,278	50,106	2		50,874	49,831	2
GTMs (Millions) per Average Employee	5.27	5.26	—		15.83	15.69	1
Average Fuel Price Per Gallon	$2.27	$1.88	21		$2.09	$1.66	26
Fuel Consumed in Gallons (Millions)	341	334	2		1,032	1,013	2
Fuel Consumption Rate (Gal per 000 GTM)	1.26	1.27	(1)		1.28	1.30	(2)
AAR Reported Performance Measures:
Average Train Speed (Miles per Hour)	21.3	21.6	(1)		21.3	21.3	—
Average Terminal Dwell Time (Hours)	26.2	28.1	(7)		27.6	28.3	(2)
Average Rail Car Inventory (a)	319,846	N/A	N/A		324,095	N/A	N/A
Financial Statistics:
Weighted Average Shares - Basic (Millions)	269.8	264.0	2		269.1	262.7	2
Weighted Average Shares - Diluted (Millions)	271.9	267.1	2		271.7	265.7	2
Effective Income Tax Rate	35.9%	7.5%	28.4	pt	36.9%	24.7%	12.2	pt
Debt to Capital (b)					32.3%	35.1%	(2.8	) pt
Lease Adjusted Debt to Capital (c)					41.7%	43.6%	(1.9	) pt
Free Cash Flow (Millions) (d)					$172	$(158)	F

(a)	On October 1, 2005, the rail car inventory measurement was standardized for all reporting railroads. Rail car inventory for prior periods was not recalculated.

(b)	Debt to capital is computed as follows: total debt divided by total debt plus equity. 2005 percentages are as of December 31, 2005.

(c)	Lease adjusted debt to capital, a non-GAAP measure, is computed as follows: total debt plus net present value of operating leases divided by total debt plus equity plus net present value of operating leases. 2005 percentages are as of December 31, 2005. See Union Pacific web site under Investor Relations for a reconciliation to GAAP.

(d)	Free cash flow is a non-GAAP measure; however, we believe that it is important in evaluating our financial performance and measures our ability to generate cash without incurring additional external financings. The following table reconciles cash provided by operating activities (GAAP measure) to free cash flow:

	Year-to-Date
	2006	2005
Cash Provided by Operating Activities	$1,979	$1,695
Cash Used in Investing Activities	(1,566)	(1,618)
Dividends Paid	(241)	(235)

Free Cash Flow	$172	$(158)

October 19, 2006	(A-1)

UNION PACIFIC CORPORATION

CONSOLIDATED STATEMENTS OF INCOME

By Quarter and Year-to-Date 2006

(Dollars in Millions, Except Per Share Amounts)

(Unaudited)

	Quarter Ended
	March 31	June 30	September 30	Year-to-Date September 30
Operating Revenues	$3,710	$3,923	$3,983	$11,616
Operating Expenses
Salaries, Wages, and Employee Benefits	1,129	1,140	1,161	3,430
Fuel and Utilities	692	794	821	2,307
Equipment and Other Rents	367	371	371	1,109
Depreciation	303	308	311	922
Materials and Supplies	164	178	178	520
Purchased Services and Other	450	415	389	1,254

Total Operating Expenses	3,105	3,206	3,231	9,542

Operating Income	605	717	752	2,074
Other Income - Net	10	29	22	61
Interest Expense	(120)	(120)	(119)	(359)

Income Before Income Taxes	495	626	655	1,776
Income Tax Expense	(184)	(236)	(235)	(655)

Net Income	$311	$390	$420	$1,121

Basic Earnings Per Share	$1.16	$1.45	$1.56	$4.17

Diluted Earnings Per Share	$1.15	$1.44	$1.54	$4.13

October 19, 2006	(A-2)

UNION PACIFIC RAILROAD

REVENUE DETAIL

By Quarter and Year-to-Date 2006

(Unaudited)

	Quarter Ended
	March 31	June 30	September 30	Year-to-Date September 30
Commodity Revenue (000):
Agricultural	$562,589	$565,743	$596,532	$1,724,864
Automotive	361,328	389,980	328,133	1,079,441
Chemicals	501,501	536,075	540,143	1,577,719
Energy	699,467	732,164	763,680	2,195,311
Industrial Products	774,670	823,701	830,461	2,428,832
Intermodal	643,621	694,302	743,099	2,081,022

Total	$3,543,176	$3,741,965	$3,802,048	$11,087,189

Revenue Carloads:
Agricultural	233,958	225,414	226,376	685,748
Automotive	209,890	224,739	191,303	625,932
Chemicals	217,726	234,598	228,263	680,587
Energy	550,165	575,150	583,914	1,709,229
Industrial Products	366,314	386,604	371,214	1,124,132
Intermodal	814,578	864,168	907,759	2,586,505

Total	2,392,631	2,510,673	2,508,829	7,412,133

Average Revenue per Car:
Agricultural	$2,405	$2,510	$2,635	$2,515
Automotive	1,722	1,735	1,715	1,725
Chemicals	2,303	2,285	2,366	2,318
Energy	1,271	1,273	1,308	1,284
Industrial Products	2,115	2,131	2,237	2,161
Intermodal	790	803	819	805

Total	$1,481	$1,490	$1,515	$1,496

October 19, 2006	(A-3)